Exhibit 10.29

Party A: Jishuang Sun
Party B: Songyuan North East Petroleum Technical Service Co.,
Party A leased a business building owned by Party A to Party B. Both parties hereby enter into the agreement based on the <Contract Law>.

1) Building area, location and purpose:

The building area is around 270 m2, three floors, including three garage rooms with total area 35 m2. The hallway and canteen are totally 55 m2. Offices are on the 2nd and 3rd floors which are 180 m2 with full facilities.

Building address: 1717 Zhan Jiang Road Qing Nian Avenue Economic and Technological Development Zone, Song Yuan City, Jilin Province.

Purpose: Office building

2)           Lease period: 10 years, between July 01 2005 and June 30, 2015.
3)           Rent and payment method:
Two Prices:
No decoration: ￥8000/month, or ￥96000/year.
If Party B needs to decorate the building, all the expenses should be entitled to Party B, and Party A can own the decorations after the lease period. ￥36000/year.
Party B should pay the rent before Jan 10th every year in cash.
Party B should pay the current year rent within 10 days upon execution, and Party A will provide the building to Party B.

4)           During lease period, Party B should pay all the expenses, such as water, electricity, and heating system.

5)           Party B should be responsible for the maintenance fee for the interior facilities and Party A should be responsible for the maintenance fee for the building.

6)           Breach of Contract
1.           If Party B is late for the rent, the late fee is 3%% of the half-year rent every day. If one party terminates the contract without any reason, a fine that is 10% of the rest rent of the contract will apply.
2.           The party which doesn’t perform the obligation to maintain the building and office should pay the equivalent maintenance fee to another party.

3.           If Party B changes the building for other purpose, which results in damage to the building, the Party A can withdraw the building and the party who breach the contract should be responsible for the damage fee.
7). Dispute Resolution
Both parties should negotiate when dispute happens. If the dispute cannot be resolved by negotiation, both parties can file the proceedings at the local courts.

8). Miscellaneous:
1. Whether local price is increased or decreased, both parties should use the contract price.
2. There are two counterparts for this contract, and each party keeps one copy.
3. Contract period is 10 years, and the contract automatically expires after the expiry of the lease.

Party A: Jishuang Sun
Signature: Jishuang Sun

Party B: Songyuan North East Petroleum Technical Service Co.,
Signature: Guizhi Ju (Seal)

Date: June 30th, 2005